SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2003

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-11596                  58-1954497
     (State or other            (Commission File            (IRS Employer
     jurisdiction of                 Number)             Identification No.)
      incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida              32653
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (352) 373-4200

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 7. Exhibits

      (c)   Exhibits

            Exhibit Number    Description
            --------------    -----------
            99.1              Press release dated May 6, 2003

            99.2              Press release dated April 30, 2003

Item 9. Regulation FD Disclosure.

      The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this
      Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

      On May 6, 2003, Perma-Fix Environmental Services, Inc. (the "Company") issued a press release to report its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      On May 6, 2003 at 11:00 a.m. EDT, the Company will hold a conference call broadcast live over the Internet. A press release dated April 30, 2003, announcing the conference call, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A transcript of the conference call will also be available on the Company's web page at www.perma-fix.com.

      The information in this Form 8-K and the Exhibits attached hereto is being furnished under Item 9 and Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERMA-FIX ENVIRONMENTAL
                                        SERVICES, INC.


                                        By: /s/ Richard T. Kelecy
                                            -----------------------------------
                                            Richard T. Kelecy
                                            Chief Financial Officer

Dated: May 6, 2003.